[GRAPHIC OMITTED]

                                Greenwich Street

                                   CALIFORNIA
                               MUNICIPAL FUND INC.

Greenwich
Street California
Municipal Fund
Inc.
                                    [PHOTO OMITTED]           [PHOTO OMITTED]

                                    HEATH B.                  JOSEPH P.
                                    MCLENDON                  DEANE
                                    Chairman                  Vice President

Dear Shareholder:

We are pleased to provide the quarterly report for the Greenwich Street California Municipal Fund, Inc. ("Fund") for the period ended November 30, 1999. Over the three months covered by this report, the Fund distributed income dividends totaling $0.15 per share. The table below details the annualized distribution rate and the three-month total return based on the Fund's November 30, 1999, net asset value ("NAV") per share and its American Stock Exchange ("AMEX") closing price.(1)

                                    Annualized            Three-Month
         Price Per Share        Distribution Rate(2)     Total Return
         ---------------        --------------------     ------------
         $13.20 (NAV)                  4.45%                (0.92)%
         $11.375 (AMEX)                5.17%                (4.01)%

Market Update

In our view, bond yields are high enough to adequately reflect the risk of slightly higher inflation. Indeed, we think that bond yields may be near their peak.

The period was marked by continued strong U.S. economic growth, historically low inflation and low unemployment. Diminishing liquidity in the bond market was precipitated by the global financial crisis that reached its climax in October 1998. Meanwhile, the Federal Reserve Board ("Fed") reversed its three short-term interest rate decreases, with 25-basis-point (100 basis points are equal to one percent) increases implemented on June 30, August 24 and November 16, 1999, respectively.

----------
(1) The NAV is calculated by taking the closing value of all securities held by the Fund, plus all other assets less total liabilities and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund had invested. However, the price at which the investors buys or sells shares of the Fund is its market (AMEX) price as determined by supply and demand.

(2) The distribution rate assumes a current monthly income dividend rate of $0.049 per share for twelve months.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                1

In our view, lackluster performance in the bond market has been a direct result of Fed monetary policy actions. While presumably aimed at stock market exuberance, it is the bond market that has taken the brunt of any correction on fears of further Fed interest rate increases. The current lack of inflationary evidence defies a historically tight labor market and reinforces the influence of technology and the power of global pricing constraints.

The latest rate hikes by the Fed resolve a major uncertainty that had been weighing on the bond market. The policy statement that accompanied the move indicated that the Fed is likely to keep monetary policy steady for now. In the meantime, with the prospects of immediate Fed action not looming, investors can focus on the bond market's fundamentals. And we think that its fundamentals are positive.

In particular we believe new bond issuance should be light in the coming weeks, especially from the U.S. Treasury, and inflation should probably remain calm, despite the recent jump in oil prices.

The recent upturn in yields is being fueled by worries about the latest rise in oil prices and the growing expectation that the Fed will tighten monetary policy again in 2000. We think that such a move would not be detrimental to the bond market, particularly as the U.S. Treasury continues to pay down debt and inflation remains tame.

Given the higher yields and tighter conditions that already prevail in many sectors of the fixed-income markets, the Fed's recent actions may be sufficient to slow down the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a New Economy where technological advances can spur growth without inflationary pressures.

California Economic Highlights

California's economy passed several important milestones recently, reaching a 30-year low in unemployment and passing the 14 million job mark in nonfarm wage and salary employment. Moreover, on October 15, 1999, California's unemployment rate dropped to 4.9% -- the lowest level since 1969. The Golden State accounts for approximately 40 percent of the entire nation's job growth, with the service sector, particularly business services, adding the greatest number of jobs.

We believe strong building activity and swelling personal consumption are driving the distribution of employment gains. Construction was the fastest growing major California industry expanding by 8.7% over the year. Housing units authorized thus far in 1999 total roughly 13% more than


--------------------------------------------------------------------------------
2                                          1999 Quarterly Report to Shareholders
during the same time in 1998. Total nonresidential construction value grew 6% more than in the same period last year. Sales of single family homes rose with the median single family home price 9.2% above the price one year ago. There was also substantial growth in auto sales and service, building and garden supply, and furniture and home furnishings.

Prior to 1990, California's economy was supported in large part by its aerospace and defense industries and a continually appreciating real estate market. However, in recent years, we think that the Golden State's economic recovery has been driven mainly by the growth of new high-tech industries that have resulted in a broader and more diversified economy.

We believe these statistics lend support to our view that California is currently experiencing a meaningful economic resurgence. Factors such as strong employment growth, high real estate values and a more broadly diversified state economy should allow California to remain competitive for many years to come.

Investment Strategy

The Fund seeks as high a level of current income exempt from Federal income tax and California personal income tax as is consistent with prudent investing.(3)

At the end of November, the Fund's weighted average maturity was approximately
15.9 years. In addition, as of November 30, 1999, 95.5% of the Fund's holdings were rated investment grade by either Standard & Poor's Ratings Service or Moody's Investors Services Inc., with 33.2% of the Fund invested in AAA bonds, the highest possible rating.(4)

The slope of the municipal yield curve has remained extremely steep, reflecting individual investors' aversion to market risk. In our opinion, the "extra" slope resulting from risk aversion makes longer municipals a particularly attractive fixed income alternative.

Our strategy going forward is three-fold. We are lengthening maturities in the portfolio to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries. Also, we are focusing on investing in very high grade issues, and we are investing in discount paper for the first time since the fall of 1998, as this is where we believe we can obtain the best value.

----------
(3) A portion of the income from the Fund may be subject to the Alternative Minimum Income Tax ("AMT").

(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Services, or have an equivalent rating by any nationally recognized statistical rating organization, or determined by the manager to be of equivalent quality.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                3

Our goal in the Fund is to sell off some of our intermediate-term maturities that were defensive and stretch out longer on the yield curve to lock in today's higher rates.

Municipal Bond Market Outlook

The yield on the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June, currently trading just above 6%, while select long-term municipal bonds are yielding approximately 95%-100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

We do not expect long-term rates to move appreciably higher. Municipal bond yields have moved up relative to U.S. Treasury yields because institutional demand has virtually disappeared. With long-term municipal yields close to 6% and the yield curve steep, extending maturity may be a prudent strategy.

The municipal bond market is providing some intriguing opportunities as a result of reticent dealers and year-end tax swapping. In our opinion, investors who have been waiting on the sidelines out of fears related to Y2K should move some cash into these sectors now. We have also observed an increased dominance of retail investors in the municipal bond market.

Thank you for investing in the Greenwich Street California Municipals Fund Inc. We look forward to continuing to help you pursue your financial goals in the new century.

Sincerely,


/s/ Heath B. McLendon                          /s/ J. P. Deane

Heath B. McLendon                              Joseph P. Deane
Chairman                                       Vice President

December 13, 1999


--------------------------------------------------------------------------------
4                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), formerly known as First Data Investor Services Group, Inc., will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

Restated Plan Adopted

A more complete description of the current Plan appears in this report beginning on page 18. The descriptions herein are based on a restated version of the Plan, which was recently adopted to reflect current practices of the Plan Agent and for the purpose of standardizing the terms among all closed-end mutual funds managed by SSB Citi Fund Management LLC.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 333-1710.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            November 30, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                    SECURITY                                        VALUE
=====================================================================================================
Education -- 8.7%
                           California Educational Facility Authority:
$2,100,000         A1*       Loyola Marymount University, 5.750% due 10/1/24              $ 2,031,750
 2,000,000         A3*       Southwestern University, 6.700% due 11/1/24                    2,127,500
-----------------------------------------------------------------------------------------------------
                                                                                            4,159,250
-----------------------------------------------------------------------------------------------------
Hospital -- 24.7%
                           California Health Facility Financing Authority:
 2,000,000         A2*       Cedars-Sinai Medical Center, Series A,
                               6.125% due 12/1/30                                           1,950,000
 1,930,000         NR        Daniel Freeman Hospital, (Pre-Refunded -- Escrowed
                               with U.S. government securities to 5/1/05
                               Call @ 102), 6.500% due 5/1/20 (b)                           2,142,300
 2,000,000         A         Kaiser Permanente Hospital, 5.550% due 8/15/25                 1,800,000
 2,000,000         AA      California Statewide Community Development Authority,
                             COP, St. Joseph's Hospital, (Pre-Refunded -- Escrowed
                             with state & local government securities to 7/1/04
                             Call @ 102), 6.625% due 7/1/21                                 2,217,500
 2,000,000         AA      Fresno Health Facility Revenue, Holy Cross Health
                             System, 5.625% due 12/1/15                                     1,952,500
 1,615,000         A       Torrence Hospital Revenue, Little Co. of Mary
                             Hospital, (Escrowed to maturity with U.S.
                             government securities), 6.875% due 7/1/15 (b)                  1,730,069
-----------------------------------------------------------------------------------------------------
                                                                                           11,792,369
-----------------------------------------------------------------------------------------------------
Housing -- 11.5%
 2,000,000         BBB-    Virgin Islands Public Financial Authority Revenue,
                             Series A, 6.500% due 10/1/24                                   2,000,000
 1,400,000         Aa2*    California HFA Home Mortgage, Series E, FHA-Insured,
                             6.375% due 8/1/27 (c)                                          1,421,000
 2,000,000         AAA     Santa Rosa Mortgage Revenue, Village Square
                             Apartments, FHA-Insured, 6.875% due 9/1/27                     2,100,000
-----------------------------------------------------------------------------------------------------
                                                                                            5,521,000
-----------------------------------------------------------------------------------------------------
Miscellaneous -- 7.6%
 2,000,000         AAA     Los Angeles Convention and Exhibition Center Authority
                             Lease Revenue, Series A, MBIA-Insured,
                             5.375% due 8/15/18                                             1,920,000
 1,675,000         AAA     Orange County 1996 Recovery, COP, Series A,
                             MBIA-Insured, 6.000% due 7/1/26                                1,687,562
-----------------------------------------------------------------------------------------------------
                                                                                            3,607,562
-----------------------------------------------------------------------------------------------------
Tax Allocation -- 10.5%
 2,100,000         Baa*    Hawthorne Community Redevelopment Agency, Tax
                             Allocation, (Pre-Refunded -- Escrowed with U.S.
                             government securities to 9/1/04 Call @ 102),
                             6.700% due 9/1/20 (b)                                          2,173,500

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)(continued)                 November 30, 1999
--------------------------------------------------------------------------------

  FACE
 AMOUNT         RATING(a)                    SECURITY                                        VALUE
=====================================================================================================
Tax Allocation -- 10.5% (continued)
$1,000,000         AAA     Rancho Cucamonga Redevelopment Agency, Tax
                             Allocation, MBIA-Insured, 5.250% due 9/1/26                  $   906,250
 2,000,000         AAA     San Jose Redevelopment Agency, Tax Allocation,
                             MBIA-Insured, 5.250% due 8/1/16                                1,927,500
-----------------------------------------------------------------------------------------------------
                                                                                            5,007,250
-----------------------------------------------------------------------------------------------------
Transportation -- 17.5%
 2,000,000         BBB-    Foothill Eastern Transportation, California Toll Revenue,
                             Series A, 6.000% due 1/1/34                                    2,157,500
 2,000,000         AAA     Los Angeles County Metropolitan Transportation Authority,
                             Sales Tax Allocation, Series A, MBIA-Insured,
                             5.625% due 7/1/18                                              1,977,500
20,000,000         AAA     San Joaquin Hills Transportation Corridor Agency,
                             Sr. Lien Toll, (Escrowed to maturity with state &
                             local government securities), zero coupon due 1/1/26           4,225,000
-----------------------------------------------------------------------------------------------------
                                                                                            8,360,000
-----------------------------------------------------------------------------------------------------
Water & Sewer -- 19.5%
 1,240,000         AAA     Anaheim Public Finance Authority, Water Utility,
                             (Lenain Filtration Project), FGIC-Insured,
                             5.250% due 10/1/19                                             1,160,950
 2,000,000         AA      California State Department of Water Revenue,
                             Series L, 5.500% due 12/1/23                                   1,910,000
 2,140,000         AAA     East Bay Municipal Wastewater System, FGIC-Insured,
                             5.000% due 6/1/26                                              1,872,500
 1,875,000         BBB     Kings County Waste Management Authority, Solid
                             Waste Revenue, 7.200% due 10/1/14 (c)                          2,043,750
 1,000,000         AAA     Redding Joint Powers Financing Authority, Wastewater
                             Revenue, Series A, FGIC-Insured, 5.500% due 12/1/18              975,000
 1,500,000         AAA     San Diego PCFA Sewer Revenue, FGIC-Insured,
                             5.000% due 5/15/20                                             1,346,250
-----------------------------------------------------------------------------------------------------
                                                                                            9,308,450
-----------------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $43,066,363**)                                        $47,755,881
=====================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.

(b) Pre-Refunded bonds escrowed with U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.

(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 8 and 9 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                7

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign which is used to show relative standings within the major rating categories.

AAA    --  Bonds rated "AAA" have the highest rating assigned by Standard &
           Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA     --  Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A      --  Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB    --  Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's Investors Service, Inc,. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa    --  Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa     --  Bonds rated "Aa" are judged to be of high quality by all standards.
           Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A      --  Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa    --  Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR     --  Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
8                                          1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   --  Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1    --  Standard & Poor's highest commercial paper and variable-rate demand obligation ("VRDO") rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 --  Moody's highest rating for issues having a demand feature -- VRDO.

P-1    --  Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

AMBAC  --  AMBAC Indemnity Corporation
COP    --  Certificate of Participation
FGIC   --  Financial Guaranty Insurance Company
FHA    --  Federal Housing Administration
GO     --  General Obligation
HFA    --  Housing Finance Agency
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance Corporation
PCFA   --  Pollution Control Financing Authority
PCR    --  Pollution Control Revenue


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                                9

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                November 30, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments, at value (Cost -- $43,066,363)                    $ 47,755,881
    Interest receivable                                                 752,119
--------------------------------------------------------------------------------
    Total Assets                                                     48,508,000
--------------------------------------------------------------------------------
LIABILITIES:
    Payable to bank                                                      75,656
    Dividends payable                                                    58,894
    Management fees payable                                              36,554
    Accrued expenses                                                     40,686
--------------------------------------------------------------------------------
    Total Liabilities                                                   211,790
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 48,296,210
================================================================================
NET ASSETS:
    Par value of capital shares                                    $      3,658
    Capital paid in excess of par value                              43,831,350
    Overdistributed net investment income                                (4,303)
    Accumulated net realized loss from security transactions           (224,013)
    Net unrealized appreciation of investments                        4,689,518
--------------------------------------------------------------------------------
Total Net Assets
    (Equivalent to $13.20 a share on 3,658,334 shares of $0.001
    par value outstanding; 500,000,000 shares authorized)          $ 48,296,210
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended November 30, 1999

INVESTMENT INCOME:
    Interest                                                        $   700,067
--------------------------------------------------------------------------------
EXPENSES:
    Management fees (Note 3)                                            109,198
    Audit and legal                                                      13,338
    Shareholder and system servicing fees                                 9,774
    Shareholder communications                                            9,349
    Deferred organization costs                                           1,623
    Pricing service fees                                                    872
    Custody                                                                 607
    Directors' fees                                                         573
    Other                                                                 2,691
--------------------------------------------------------------------------------
    Total Expenses                                                      148,025
--------------------------------------------------------------------------------
Net Investment Income                                                   552,042
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4):
    Realized Loss From Security Transactions
    (excluding short-term securities):
      Proceeds from sales                                             3,825,611
      Cost of securities sold                                         4,056,191
--------------------------------------------------------------------------------
    Net Realized Loss                                                  (230,580)
--------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                             5,541,533
      End of period                                                   4,689,518
--------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                            (852,015)
--------------------------------------------------------------------------------
Net Loss on Investments                                              (1,082,595)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                              $  (530,553)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               11

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended November 30, 1999 (unaudited) and the Year Ended August 31, 1999

                                                        November 30      August 31
===================================================================================
OPERATIONS:
    Net investment income                              $    552,042    $  2,167,117
    Net realized gain (loss)                               (230,580)          6,712
    Decrease in net unrealized appreciation                (852,015)     (3,073,828)
-----------------------------------------------------------------------------------
    Decrease in Net Assets From Operations                 (530,553)       (899,999)
-----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
    Net investment income                                  (537,775)     (2,224,120)
    Net realized gains                                           --         (85,021)
-----------------------------------------------------------------------------------
    Decrease in Net Assets From
       Distributions to Shareholders                       (537,775)     (2,309,141)
-----------------------------------------------------------------------------------
Decrease in Net Assets                                   (1,068,328)     (3,209,140)

NET ASSETS:
    Beginning of period                                  49,364,538      52,573,678
-----------------------------------------------------------------------------------
    End of period*                                     $ 48,296,210    $ 49,364,538
===================================================================================
* Includes overdistributed net investment income of:   $     (4,303)   $    (18,570)
===================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that is based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               13

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Management Agreement and Affiliated Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

4. Investments

For the three months ended November 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $3,926,060
--------------------------------------------------------------------------------
Sales                                                                3,825,611
================================================================================

At November 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $4,702,642
Gross unrealized depreciation                                          (13,124)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $4,689,518
================================================================================

5. Portfolio Concentration

Since the Fund invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.


--------------------------------------------------------------------------------
14                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At November 30, 1999, the Fund had no open futures contracts.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               15

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended August 31, except where noted:

                                1999(1)          1999          1998          1997          1996       1995(2)(3)
==================================================================================================================
Net Asset Value,
  Beginning of Period           $13.49          $14.37        $13.66        $13.13        $12.92        $12.00
------------------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income(4)        0.15            0.59          0.60          0.62          0.63          0.60
  Net realized and
    unrealized gain (loss)       (0.29)          (0.84)         0.80          0.87          0.30          0.84
------------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                (0.14)          (0.25)         1.40          1.49          0.93          1.44
------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income          (0.15)          (0.61)        (0.59)        (0.63)        (0.70)        (0.52)
  Net realized gains                --           (0.02)        (0.10)        (0.33)        (0.02)           --
------------------------------------------------------------------------------------------------------------------
Total Distributions              (0.15)          (0.63)        (0.69)        (0.96)        (0.72)        (0.52)
------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $13.20          $13.49        $14.37        $13.66        $13.13        $12.92
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value*                  (4.01)%++       (3.07)%        7.56%        13.39%        11.92%         0.25%++
------------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value*               (0.92)%++       (1.43)%       10.98%        12.19%         7.96%        12.24%++
------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)         $48             $49           $53           $50           $48           $47
------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(4)                     1.22%+          1.24%         1.20%         1.21%         1.15%         1.02%+
  Net investment income           4.55+           4.16          4.25          4.64          4.75          5.16+
------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              8%              0%            7%           28%           42%            7%
------------------------------------------------------------------------------------------------------------------
Market Value,
  End of Period                $11.375         $12.000       $13.000       $12.750       $12.125       $11.500
==================================================================================================================

(1)   For the three months ended November 30, 1999 (unaudited).

(2)   Based on the weighted average shares outstanding for the period.

(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.

(4) The Manager waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share decrease on net investment income would have been $0.01 and the expense ratio would have been 1.14%, annualized.

* The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+     Annualized.


--------------------------------------------------------------------------------
16                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                            AMEX
 Record       Payable      Closing     Net Asset      Income      Reinvestment
  Date         Date        Price+        Value+      Declared         Price
================================================================================
 9/23/97      9/26/97     $12.625       $13.95       $0.0540         $13.03
10/28/97     10/31/97      12.688        13.97        0.0540          12.90
11/24/97     11/28/97      12.688        14.00        0.0540          13.08
12/22/97*    12/26/97      13.000        14.17        0.1020          13.26
 1/27/98      1/30/98      13.000        14.25        0.0540          12.98
 2/24/98      2/27/98      12.813        14.23        0.0540          12.82
 3/24/98      3/27/98      12.875        14.19        0.0540          12.97
 4/21/98      4/24/98      12.750        14.05        0.0540          12.70
 5/26/98      5/29/98      12.625        14.14        0.0540          12.92
 6/23/98      6/26/98      12.750        14.16        0.0540          12.94
 7/28/98      7/31/98      12.750        14.15        0.0540          12.78
 8/25/98      8/28/98      13.063        14.30        0.0540          13.25
 9/22/98      9/25/98      13.875        14.46        0.0540          13.85
10/27/98     10/30/98      13.688        14.44        0.0540          13.87
11/23/98     11/27/98      13.625        14.40        0.0540          13.83
12/21/98     12/24/98      13.438        14.39        0.0540          13.48
12/29/98*    12/31/98      13.250        14.34        0.0232          13.16
 1/26/99      1/29/99      12.750        14.42        0.0490          12.94
 2/23/99      2/26/99      12.938        14.38        0.0490          13.02
 3/23/99      3/26/99      12.875        14.35        0.0490          12.78
 4/27/99      4/30/99      12.438        14.33        0.0490          12.64
 5/25/99      5/28/99      12.188        14.13        0.0490          12.27
 6/22/99      6/25/99      12.063        13.89        0.0490          12.05
 7/27/99      7/30/99      11.875        13.84        0.0490          12.00
 8/24/99      8/27/99      12.000        13.45        0.0490          12.09
 9/21/99      9/24/99      12.000        13.42        0.0490          12.17
10/26/99     10/29/99      11.875        12.96        0.0490          11.79
11/22/99     11/26/99      11.500        13.24        0.0490          11.19
================================================================================
+      As of record date.
*      Capital gain distribution.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               17

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distribu tions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such pur chases continue later


--------------------------------------------------------------------------------
18                                         1999 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvest ment of dividends and capital gains distributions will not relieve Plan partici pants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan may also be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


--------------------------------------------------------------------------------
Greenwich Street California Municipal Fund Inc.                               19

--------------------------------------------------------------------------------
                                Greenwich Street

                                   CALIFORNIA
                               MUNICIPAL FUND INC.
--------------------------------------------------------------------------------

DIRECTORS

Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PNC Bank, N.A.

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is submitted for the general information of the shareholders of Greenwich Street California Municipal Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

GREENWICH STREET
CALIFORNIA MUNICIPAL
FUND INC.
388 Greenwich Street
New York, New York 10013

FD01057   1/00